SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Sunnyside Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Sunnyside Bancorp, Inc.
56 Main Street
Irvington, New York 10533
(914) 591-8000

April 28, 2017

Dear Stockholder:

We cordially invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunnyside Bancorp, Inc. Our Annual Meeting will be held at the DoubleTree by Hilton Hotel Tarrytown, located at 455 South Broadway, Tarrytown, New York at 9:30 a.m., Eastern time, on Tuesday, June 13, 2017.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also, enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors and the ratification of the appointment of Fontanella Associates LLC as our independent registered public accounting firm for the year ending December 31, 2017 and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of Sunnyside Bancorp and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of Fontanella Associates LLC as our independent registered public accounting firm for the year ending December 31, 2017.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Timothy D. Sullivan
President and Chief Executive Officer

Sunnyside Bancorp, Inc.
56 Main Street
Irvington, New York 10533
(914) 591-8000

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, June 13, 2017

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Sunnyside Bancorp, Inc. (the “Company”) will be held at the DoubleTree by Hilton Hotel Tarrytown, located at 455 South Broadway, Tarrytown, New York at 9:30 a.m., on Tuesday, June 13, 2017.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of two directors of Sunnyside Bancorp, Inc.;

2.	The ratification of the appointment of Fontanella Associates LLC as our independent registered public accounting firm for the year ending December 31, 2017; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 20, 2017 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on www.edocumentview.com/snny.

BY ORDER OF THE BOARD OF DIRECTORS

Julianne Maltbie
Corporate Secretary

Irvington, New York

April 28, 2017

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

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Proxy Statement

of

Sunnyside Bancorp, Inc.

56 Main Street
Irvington, New York 10533
(914) 591-8000

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, June 13, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sunnyside Bancorp, Inc. (the “Company”) to be used at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the DoubleTree by Hilton Hotel Tarrytown, located at 455 South Broadway, Tarrytown, New York at 9:30 a.m., Eastern time, on Tuesday, June 13, 2017, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 28, 2017.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on April 20, 2017 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 793,500 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The

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Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP. If you participate in the Sunnyside Federal Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Sunnyside Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions is June 6, 2017.

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Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of April 20, 2017, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders:

Maltese Capital Management LLC (2) 150 East 52nd Street, 30th Floor New York, New York 10022	64,871		8.2%

Sunnyside Federal Employee Stock Ownership Plan 56 Main Street Irvington, New York 10533	55,545		7.0

M3 Partners LP (3) 10 Exchange Place, Suite 510 Salt Lake City, Utah 84111	74,070		9.3

Directors, Nominees and Executive Officers: (4)

William Boeckelman	7,492		*
Lawrence P. Doyle	―		―
Deborah J. Elliot	7,500		*
Desmond Lyons	1,050		*
Gerardina Mirtuono	6,420	(5)	*
Timothy D. Sullivan	19,769	(6)	2.5
Edward J. Lipkus	1,973	(7)	*
Walter G. Montgomery	2,540		*

All Directors, Nominees and Executive Officers as a Group (8 persons)	46,744		5.9%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Based on a Schedule 13G/A filed jointly with the SEC on February 3, 2017 by (i) Maltese Capital Management LLC, a New York limited liability company (“MCM”) and (ii) Terry Maltese, Managing Member of MCM.
(3)	Based on a Schedule 13G/A filed jointly with the SEC on February 8, 2017 by (i) M3 Funds, LLC, a Delaware limited liability company; (ii) M3 Partners, LP, a Delaware limited partnership; (iii) M3F, Inc, a Utah corporation; (iv) Jason A. Stock; and (v) William C. Waller.
(4)	The business address of each director, nominee and executive officer is 56 Main Street, Irvington, New York 10533.
(5)	Includes 1,670 shares allocated to Ms. Mirtuono’s ESOP account and 3,750 shares of restricted stock over which Ms. Mirtuono has voting control.
(6)	Includes 2,394 shares allocated to Mr. Sullivan’s ESOP account and 5,500 shares of restricted stock over which Mr. Sullivan has voting control.
(7)	Includes 723 shares allocated to Mr. Lipkus’ ESOP account and 1,250 shares of restricted stock over which Mr. Lipkus has voting control.
*	Less than 1%.

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PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of seven members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Timothy D. Sullivan and Gerardina Mirtuono, each to serve as directors for three-year terms. Mr. Sullivan and Ms. Mirtuono are each a member of the Board of Directors, and both each of the nominees has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors and nominees, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

Name	Age at April 20, 2017	Position	Term to Expire	Director Since(1)

Nominees

Gerardina Mirtuono	52	Senior Vice President, Chief Operating Officer and Director	2020	2011
Timothy D. Sullivan	63	President, Chief Executive Officer and Chairman of the Board	2020	2008

Current Directors

William Boeckelman	71	Director	2018	1991
Desmond Lyons	49	Director	2018	2012
Walter G. Montgomery	71	Director	2018	2015
Lawrence P. Doyle	58	Director	2019	2012
Deborah J. Elliot	58	Director	2019	2006

(1)	Includes service on the Board of Directors of Sunnyside Federal Savings and Loan Association of Irvington.

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The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Sunnyside Federal Savings and Loan Association of Irvington (the “Bank”). Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Directors

William Boeckelman is a licensed real estate broker with Coldwell Banker Residential Brokerage, a position he has held since 1995. Mr. Boeckelman has owned businesses and/or lived in Irvington, New York since 1978, having owned The Cantina restaurant, located in Irvington, from 1978 until 1995. Mr. Boeckelman has been an active member of the community for over 35 years. His expertise in both the local residential real estate market and the local business environment provide a value perspective for Sunnyside Federal.

Lawrence P. Doyle is president and chief executive officer of Katierich Asset Management, LLC, a real estate holding company headquartered in Westchester, New York. Prior to this position, from 2000 until 2011, Mr. Doyle was co-founder and chairman of Kinetics Asset Management, an asset management firm headquartered in New York City that was merged in 2011 into Horizon Kinetics, LLC, the parent holding company to registered investment advisory firms, of which Mr. Doyle remains a Managing Director. Mr. Doyle has over 30 years of investment advisory, wealth management and securities brokerage experience. Mr. Doyle’s extensive financial background provides the Board of Directors with financial sophistication and general business acumen.

Deborah J. Elliot is, since 2006, a self-employed financial consultant, advising individuals primarily in the areas of wealth management, debt financing, and financial planning. Prior to 2006, Ms. Elliot was employed by JPMorgan Chase (and its predecessor institution Chase Manhattan Bank) for 21 years, working primarily on financing transactions for public and private companies as well as wealthy individuals who invest in them. Ms. Elliot rose to the level of Managing Director within the JPMorgan Private Bank in 2000, and was Head of the U.S. Private Bank Capital Advisory Business from 2003 through 2005. Ms. Elliot’s broad experience in the areas of loan origination, credit structuring and risk management, and client management provide the Board and the Audit Committee with valuable financial industry expertise.

Desmond Lyons is a founding partner of Lyons McGovern, LLP, a law firm with offices in White Plains, New York and New York City. Mr. Lyons’ practice focuses on commercial contracts and litigation; employment law; shareholder disputes; corporate dissolution; negligence defense; insurance coverage issues; real estate and municipal law.

Mr. Lyons is actively involved in the community and currently serves as Village Justice for the Village of Irvington, and is a former Village Prosecutor for the Village of Irvington, Village of Elmsford and the Village of Ardsley. Additionally, Mr. Lyons serves on the Lawyer’s Committee for the Inner City Scholarship Fund. Mr. Lyons brings to the Board a strong legal background from his career as a practicing attorney and strong ties to the community from his service in local government.

Gerardina Mirtuono is Senior Vice President and Chief Operating Officer of Sunnyside Federal, positions she has held since joining Sunnyside Federal in March 2010. From March 2008 until March 2010, Ms. Mirtuono was senior vice president and chief compliance officer for The Park Avenue Bank,

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New York City. Prior to this position, from 2001 until 2008 Ms. Mirtuono was senior vice president and chief compliance officer for Union State Bank, Orangeburg, New York. Ms. Mirtuono has 30 years of financial institutions experience, and this experience provides the Board with broad financial industry knowledge and experience.

Walter G. Montgomery retired in 2014 as Chief Executive Officer of Finsbury, a global firm that designs and implements communications programs. Mr. Montgomery was a co-founder and CEO of Robinson, Lerer & Montgomery (“RLM”), which merged with Finsbury in 2011. During his 27-year tenure at RLM and then Finsbury, Mr. Montgomery specialized in developing and executing communications strategies for some of the world’s leading companies across a wide range of industries in the U.S. and internationally. Mr. Montgomery also focused on the financial sector, including large money-center and other banks, and early in his career was Senior Vice-President of Global Communications for American Express Company. Mr. Montgomery is a director of three nonprofit organizations: Project HOPE, the YMCA of Greater New York and Union Settlement Association. He is also a member and past Chairman of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

A veteran of the U.S. Army, Mr. Montgomery holds Ph.D. and M.A. degrees in Chinese history from Brown University, and a B.A. in political science from Syracuse University.

Mr. Montgomery offers valuable management experience, a unique entrepreneurial perspective and a wide range of business knowledge that provides a valuable resource to the Board of Directors.

Timothy D. Sullivan is President and Chief Executive Officer of Sunnyside Federal, positions he has held since joining Sunnyside Federal in January 2008. Prior to this, from 1995 until 2007, Mr. Sullivan held positions of increasing responsibility at Amalgamated Bank, New York City, where he rose to the level of executive vice president. Mr. Sullivan has over 35 years of experience in the financial institutions industry, including extensive experience in all areas of commercial, residential and consumer lending. For the first 14 years of his banking career, Mr. Sullivan had positions of increasing responsibility at Chase Manhattan Bank, including serving as a regional vice president with responsibility for a 17-branch network and a team leader in the credit audit department. Mr. Sullivan provides the Board with a broad perspective on banking as well as insight into the day to day operations of Sunnyside Federal.

Executive Officer Who is Not Also a Director

Edward J. Lipkus, III, age 53, since May 2014 has served as our Chief Financial Officer. Prior to this appointment, most recently Mr. Lipkus served as chief financial officer of First National Community Bancorp, Dunmore, Pennsylvania from September 2010 until August 2012.  Prior to this position, from August 2006 until August 2009, Mr. Lipkus served as chief financial officer for First Commonwealth Financial Corporation, Indiana, Pennsylvania.  Mr. Lipkus is a certified public accountant and has 30 years of financial institution experience.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During 2016, the Board of Directors of Sunnyside Bancorp met 12 times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served). The Board of Directors of Sunnyside Bancorp has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit

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Committee. The Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee each operate under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at https://www.sunnysidefederal.com/about-us/investor-relations.html.

Board Independence

The Board of Directors has determined that each of the Company’s directors and nominees, with the exception of directors Sullivan and Mirtuono, is “independent” as defined in the listing standards of the Nasdaq Stock Market which the Company chooses to follow for purposes of such determination. Neither Mr. Sullivan nor Ms. Mirtuono is independent because each of them is an executive officer of the Company. There were no transactions required to be reported under “Transactions With Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.

Board Leadership Structure

Our Board of Directors is chaired by Timothy D. Sullivan who is also our President and Chief Executive Officer.  We do not have a lead independent director. We understand the risk of not appointing an independent chairman, however, we believe that our governance structure is appropriate given the relatively non-complex operating philosophy of our organization.  As Chief Executive Officer of our organization, Mr. Sullivan is well-positioned to understand the challenges faced by our organization.  As a result, he can recommend solutions and prioritize the agenda for action by the Board of Directors.

Board’s Role in Risk Oversight

The board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Desmond Lyons, who serves as Chairman, William Boeckelman and Lawrence P. Doyle, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is available on our website at https://www.sunnysidefederal.com/about-us/investor-relations.html. The Nominating and Corporate Governance Committee met one time during 2016.

The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

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•	to review the committee structure and make recommendations to the Board regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 56 Main Street,

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Irvington, New York 10533. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 56 Main Street, Irvington, New York 10533. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

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•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in 2016. Persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Sunnyside Bancorp, Inc., 56 Main Street, Irvington, New York 10533, Attention, Corporate Secretary.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors attended our 2016 Annual Meeting of Stockholders.

Compensation Committee

The members of the Compensation Committee are directors William Boeckelman, who serves as chairman, Deborah J. Elliot, Desmond Lyons and Walter G. Montgomery each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met one time in 2016. The Compensation Committee has adopted a written charter which is available on our website located at https://www.sunnysidefederal.com/about-us/investor-relations.html.

The Compensation Committee approves the compensation objectives for the Company and Sunnyside Federal and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Sullivan does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

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Audit Committee

The Company’s Audit Committee consists of directors Deborah J. Elliot, who serves as Chairman, William Boeckelman and Walter G. Montgomery, each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Ms. Elliot qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at https://www.sunnysidefederal.com/about-us/investor-relations.html. The Audit Committee met four times during 2016.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2016;

•	Discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Deborah J. Elliot (Chairman)

William Boeckelman

Walter G. Montgomery

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10%

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of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based on the Company’s review of ownership reports and management questionnaires, the Company believes that none of the Company’s executive officers or directors failed to file these reports on a timely basis during 2016.

Executive Officer Compensation

Summary Compensation Table. The table below sets forth the total compensation paid to or earned by our President and Chief Executive Officer, Timothy D. Sullivan, and Gerardina Mirtuono, who serves as our Senior Vice President and Chief Operating Officer, and Edward J. Lipkus, III, our Chief Financial Officer, for the years ended December 31, 2016 and 2015. Each individual listed in the table below is referred to as a named executive officer.

Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	All other compensation(3) ($)	Total ($)
Timothy D. Sullivan	2016	224,400	―	―	8,903	233,303
President and Chief	2015	224,400	―	57,750	8,903	291,053
Executive Officer

Gerardina Mirtuono	2016	159,400	―	―	6,325	165,725
Senior Vice President	2015	159,400	―	39,375	6,292	205,067
and Chief Operating Officer

Edward J. Lipkus, III	2016	144,175	―	―	967	145,142
Vice President and	2015	144,175	―	13,125	967	158,267
Chief Financial Officer

(1)	There were no bonuses paid to the named executive officers.
(2)	These amounts represent the aggregate grant date fair value for outstanding restricted stock awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The amount shown reflects the aggregate grant date fair value of restricted stock awards granted to each named executive officer on June 16, 2015 with a grant date market value of $10.50 per share. Since all grants vest (are earned) at a rate of 20% per year beginning in 2015, none of the named executive officers recognized any income from the awards during 2015.
(3)	A break-down of the various elements of compensation in this column for 2016 is set forth in the following table:

Name	Employer Contributions to 401(k) Plan ($)	Life Insurance Premiums Paid ($)	Total All Other Compensation ($)
Timothy D. Sullivan	6,732	2,171	8,903
Gerardina Mirtuono	4,782	1,543	6,325
Edward J. Lipkus, III	―	967	967

Benefit Plans and Agreements

Employment Agreements with Timothy Sullivan, Gerardina Mirtuono and Edward Lipkus.

Sunnyside Bancorp and Sunnyside Federal entered into employment agreements with each of Timothy D. Sullivan, our President and Chief Executive Officer, Gerardina Mirtuono, our Senior Vice President and Chief Operating Officer and Edward Lipkus, our Vice President and Chief Financial

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Officer. Our continued success depends to a significant degree on the skills and competence of these executive officers and the employment agreements are intended to ensure that we maintain a stable management base.

The employment agreements have substantially similar terms except for the term of the agreements. The agreements for Mr. Sullivan and Ms. Mirtuono each have a three-year term and the agreement for Mr. Lipkus has a one year term. Commencing on the first anniversary of the agreement and on each subsequent anniversary thereafter, the agreement will be renewed for an additional year so that the remaining term will be three years (one year for Mr. Lipkus), provided that prior to each renewal, the disinterested members of the board have reviewed and approved the extension. The current base salaries for Mr. Sullivan, Ms. Mirtuono and Mr. Lipkus are $224,400, $159,400 and $144,175, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs, if any, and other fringe benefit plans, if any, applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following: (i) for Mr. Sullivan only (and not Ms. Mirtuono and Mr. Lipkus), failure to elect or reelect or to appoint or reappoint the executive to the executive position; (ii) a material change in the nature or scope of the executive’s authority resulting in a reduction of the responsibility, scope, or importance of executive’s position; (iii) relocation of executive’s office by more than 15 miles; (iv) a material reduction in the base salary or benefits paid to the executive unless such reduction is employer-wide; (v) a liquidation or dissolution of Sunnyside Federal; or (vi) a material breach of the employment agreement by Sunnyside Federal, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary the executive would be entitled to receive for the remaining unexpired term of the employment agreement. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled to the continuation of non-taxable medical and dental coverage, with the executive paying his or her share of the employee premiums, for the remaining unexpired term of the employment agreement.

In the event of a change in control of Sunnyside Federal or Sunnyside Bancorp, followed by executive’s involuntary termination or resignation for one of the reasons set forth above (or for any reason other than cause, in the case of Ms. Mirtuono and Mr. Lipkus) within twelve (12) months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary the executive would be entitled to receive for the remaining unexpired term of the employment agreement, provided that the amount of the payment will not be less than eighteen (18) months (twelve (12) months for Mr. Lipkus) of base salary. In addition, the executive would be entitled to the continuation of non-taxable medical and dental coverage, with the executive paying his or her share of the employee premiums, for eighteen (18) months (twelve (12) months for Mr. Lipkus) following the termination of employment. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by Sunnyside Federal, plus, if the amounts paid under such disability programs are less than 80% of the executive’s base salary, Sunnyside Federal shall pay the

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executive an additional amount equal to the difference between such disability plan benefits and 80% of the executive’s full base salary for one year following the termination of employment due to disability. In the event of the executive’s death, the executive’s beneficiaries will receive any life insurance benefits that they may be entitled to receive under any plan maintained by Sunnyside Federal for the benefit of the executive. If the amounts to be paid are less than twelve (12) months of the executive’s base salary, Sunnyside Federal will pay an amount equal to the difference between the life insurance benefits and the twelve months of the executive’s base salary in a lump sum payment within thirty days of the date of death.

Upon termination of the executive’s employment (other than a termination in connection with a change in control), the executive shall be subject to certain restrictions on his or her ability to compete, or to solicit business or employees of Sunnyside Federal and Sunnyside Bancorp for a period of one year following termination of employment.

2014 Equity Incentive Plan. On September 16, 2014, our stockholders approved the 2014 Equity Incentive Plan to provide employees and directors of Sunnyside Bancorp and Sunnyside Federal with additional incentives to promote the growth and performance of Sunnyside Bancorp and to further align the interests of our directors and management with the interests of our stockholders by increasing the ownership interests of directors and management in the common stock of Sunnyside Bancorp. The 2014 Equity Incentive Plan is administered by the Compensation Committee. The 2014 Equity Incentive Plan authorizes the issuance of up to 103,155 shares of common stock, of which up to 79,350 shares of common stock may be delivered pursuant to the exercise of stock options and 23,805 shares of common stock may be issued pursuant to grants of restricted stock awards.

The Compensation Committee may determine the type and terms and conditions of the awards under the 2014 Equity Incentive Plan, which will be set forth in an award agreement delivered to each recipient.  Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock as follows:

(i)	Stock Options. A stock option gives the recipient the right to purchase shares of Sunnyside Bancorp common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options.

(ii)	Restricted Stock. A restricted stock award is a grant of common stock of Sunnyside Bancorp, subject to vesting requirements, to a recipient for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards are granted in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee as set forth in the 2014 Equity Incentive Plan or the award agreement. Unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive dividends and distributions with respect to the common stock.

Unless otherwise specified in the recipient’s award agreement, all awards will vest upon death, disability or involuntary termination of employment or termination of service as a director following a change in control.

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To date, the only grant of awards under the 2014 Equity Incentive Plan occurred on June 16, 2015 and included 10,500 restricted stock awards with twenty percent (20%) vesting annually over five years.

401(k) Plan. Sunnyside Federal maintains the Sunnyside Federal Savings and Loan Association of Irvington 401(k) Profit-Sharing Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). Sunnyside Federal’s named executive officers are eligible to participate in the 401(k) Plan just like any other employee. Employees are eligible to participate in the 401(k) Plan on the first day of the month coinciding with or immediately following their date of hire. There is no minimum age or service requirement to participate in the 401(k) Plan or to receive employer contributions.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount as permitted by the Internal Revenue Code. For 2016, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan for a total of $24,000. In addition to salary deferral contributions, Sunnyside Federal will make a matching contribution equal to 50% of the participant’s salary deferral contributions for the plan year that is not in excess of 6% of the participant’s annual salary. A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of a participant’s termination of employment with Sunnyside Federal.

During the year ended December 31, 2016, Sunnyside Federal recognized $22,000 as a 401(k) Plan expense.

Defined Benefit Pension Plan.  Sunnyside Federal maintains a defined benefit pension plan (the “Pension Plan”). The amount of the Pension Plan benefit is based on an individual’s compensation and years of service.  Effective April 15, 2008, the annual benefit provided to employees under the Pension Plan was frozen. During the year ended December 31, 2016, Sunnyside Federal recognized pension expense of $36,000.

Employee Stock Ownership Plan.  In connection with the conversion, Sunnyside Federal adopted an employee stock ownership plan for eligible employees. Sunnyside Federal’s named executive officers are eligible to participate in the employee stock ownership plan just like any other employee. Eligible employees who have attained age 21 and were employed by us as of January 1, 2013 are eligible for participation in the employee stock ownership plan on the later of the effective date of the employee stock ownership plan or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 7% of the total number of shares of Sunnyside Bancorp common stock issued in the offering. The purchase was funded with a loan from Sunnyside Bancorp equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Sunnyside Federal’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 25-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant becomes vested in his or her account balance at a rate of 20% per year over a 6-year period, beginning in the second year. Participants

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who were employed by Sunnyside Federal immediately prior to the 2013 stock offering received credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Sunnyside Federal records a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in Sunnyside Bancorp’s earnings.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to our outstanding equity awards as of December 31, 2016 for our Named Executive Officers.

	Stock Awards (3)
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Timothy D. Sullivan	4,400	58,520
Gerardina Mirtuono	3,000	39,900
Edward J. Lipkus, III	1,000	13,300

(1)	Restricted stock vests at the rate of 20% per year commencing June 16, 2016, one year from the date of grant, and continuing on each anniversary thereafter through June 16, 2020.
(2)	Reflects the closing market price of the stock on December 31, 2016 ($13.30) multiplied by the number of shares of unvested restricted stock held by the named executive officer on such date.
(3)	All equity awards noted in this table were granted pursuant to the Company’s 2014 Equity Incentive Plan, and represent all awards held at April 20, 2017 by the Named Executive Officers.

Director Compensation

The following table sets forth for the year ended December 31, 2016 certain information as to the total remuneration we paid to our directors other than Timothy D. Sullivan and Gerardina Mirtuono. Information with respect to director fees paid to Timothy D. Sullivan and Gerardina Mirtuono is included above in “Executive Officer Compensation – Summary Compensation Table.”

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Name	Fees earned or paid in cash ($)	Total ($)
William Boeckelman	16,000	16,000
Lawrence P. Doyle	14,400	14,400
Deborah J. Elliot	16,000	16,000
Desmond Lyons	14,400	14,400
Walter G. Montgomery	16,000	16,000

Director Fees

Each person who serves as a director of Sunnyside Bancorp also serves as a director of Sunnyside Federal and earns director and committee fees only in his or her capacity as a board or committee member of Sunnyside Federal.

Each individual who serves as a director of Sunnyside Federal earns annual attendance and committee fees. For the year ended December 31, 2016, each director was paid a fee of $1,200 for each board meeting attended. Additionally, for each Audit Committee meeting attended, each director was paid a fee of $400 if the director served as a member of the committee.

Transactions with Certain Related Persons

In the ordinary course of business, Sunnyside Federal makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to Sunnyside Federal. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Sunnyside Federal to the Company’s executive officers and directors in compliance with federal banking regulations. At December 31, 2016, all of Sunnyside Federal’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Sunnyside Federal, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has approved the engagement of Fontanella Associates LLC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Fontanella Associates LLC for the year ending December 31, 2017. A representative of Fontanella

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Associates LLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Change in Accountants

Effective March 2, 2017, the Audit Committee of the Board of Directors of Sunnyside Bancorp, Inc. (the “Company”) approved the engagement of Fontanella Associates LLC CPA & Consulting Firm (“Fontanella Associates”) as the Company’s independent accounting firm for the year ended December 31, 2016. The engagement followed the approval of Fontanella Associates’ application for registration with the Public Company Accounting Oversight Board and the resignation of Fontanella & Babitts, the Company’s former independent accounting firm, in connection with the dissolution of their partnership.

During the years ended December 31, 2015 and 2014, and the subsequent interim period prior to the engagement of Fontanella Associates, the Company did not consult with Fontanella Associates regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Fontanella Associates on the Company’s financial statements, Fontanella Associates did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and the Company did not consult with Fontanella Associates regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

The reports of Fontanella & Babitts on the financial statements of the Company for the years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 2015 and 2014 and reviews of the Company’s financial statements through December 31, 2016, there were no disagreements with Fontanella & Babitts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fontanella & Babitts, would have caused them to make reference thereto in their reports, and there have been no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Fontanella & Babitts with a copy of this disclosure prior to its filing with the Securities and Exchange Commission on a Form 8-K on March 2, 2017 and requested that Fontanella & Babitts furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated March 2, 2017, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed on March 2, 2017 and was incorporated therein by reference.

Audit Fees.   The aggregate fees billed for professional services rendered by Fontanella Associates for the audit of the Company’s annual financial statements for 2016 were $43,000. The aggregate fees billed for professional services rendered by Fontanella & Babitts for the audit of the Company’s annual financial statements for 2015 were $42,000.

Audit-Related Fees.   Fees billed for professional services rendered by Fontanella Associates that were reasonably related to the performance of the audits described above for 2016 were $42,000. Fees billed for professional services rendered by Fontanella & Babitts that were reasonably related to the performance of the audits described above for 2015 were $34,000.

Tax Fees.   There were no fees billed for professional services by Fontanella Associates for tax services for 2016. The aggregate fees billed for professional services by Fontanella & Babitts for tax services for 2015 were $10,250.

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All Other Fees.   There were no fees billed for professional services rendered for the Company by Fontanella & Babitts for services other than those listed above for 2016 and 2015.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2016 and 2015.

Fontanella Associates, our auditor for 2016, did not provide any non-audit services during 2016.  The Audit Committee considered whether the provision of non-audit services by Fontanella & Babitts during 2015, relating primarily to tax services, was compatible with maintaining the independence of Fontanella & Babitts. The Audit Committee concluded that performing such services would not affect the independence of Fontanella & Babitts in performing its function as auditor of the Company during 2015.

In order to ratify the selection of Fontanella Associates LLC as the independent registered public accounting firm for 2017, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of Fontanella Associates LLC as independent registered public accounting firm for 2017.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 56 Main Street, Irvington, New York, no later than December 29, 2017. If the date of the 2018 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2017 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and Maryland corporation law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than

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the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

For the 2018 annual meeting of shareholders, the notice would have to be received between December 29, 2017 and January 28, 2018.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

The Company’s proxy statement, Annual Report to Stockholders and proxy card are available on www.edocumentview.com/snny.

THE COMPANY’S 2016 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 56 MAIN STREET, IRVINGTON, NEW YORK 10533, ATTENTION: CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

Julianne Maltbie
Corporate Secretary

Irvington, New York

April 28, 2017

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REVOCABLE PROXY

SUNNYSIDE BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

June 13, 2017

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Sunnyside Bancorp, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the DoubleTree by Hilton Hotel Tarrytown, located at 455 South Broadway, Tarrytown, New York at 9:30 a.m., Eastern time on Tuesday, June 13, 2017. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHELD	FOR ALL EXCEPT
1.

The election as directors of the nominees listed below each to serve for a three-year term.

Timothy D. Sullivan

Gerardina Mirtuono

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

__________________________________

__________________________________

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Fontanella Associates LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

1

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 28, 2017 and audited financial statements.

Dated:	☐	Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.